LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED MAY 12, 2014

TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF

LEGG MASON BATTERYMARCH INTERNATIONAL EQUITY TRUST,

EACH DATED MAY 1, 2014

The following announces changes to the name of the fund’s subadviser, the name of the fund and the fund’s portfolio managers. It also revises the fund’s disclosure to incorporate new aspects of the subadviser’s investment process.

Effective June 30, 2014, the following supplements, and to the extent inconsistent therewith supersedes, the information contained in the fund’s Summary Prospectus and Prospectus:

The name of the fund will change from Legg Mason Batterymarch International Equity Trust to QS Batterymarch International Equity Fund.

The name of the fund’s subadviser will change from Batterymarch Financial Management, Inc. to QS Batterymarch Financial Management, Inc.

Effective June 16, 2014, the first four paragraphs of the section of the Summary Prospectus and Prospectus titled “Principal investment strategies” are replaced with the following text:

Batterymarch Financial Management, Inc., the fund’s subadviser, currently intends to invest substantially all of the fund’s assets in non-U.S. equity securities.

The subadviser uses a quantitative process and seeks to add value through stock selection and region, country and sector allocation. Region, country and sector allocations are based on rankings generated by the subadviser’s proprietary models. The subadviser periodically reviews these allocations and may adjust them based on current or anticipated market conditions or in an effort to manage risk consistent with the fund’s investment objective.

The fund may invest up to 35% of its total assets in securities of emerging market issuers.

Effective June 16, 2014, the section of the Prospectus titled “More on the fund’s investment strategies, investments and risks – Selection process” is replaced with the following text:

The portfolio managers use a quantitative process that assesses stocks by relative attractiveness based on a variety of measures including value, cash flow, earnings growth and sentiment. The portfolio managers are part of a team approach to research to improve the quantitative models, and thus the models are expected to evolve over time as changes are incorporated.

The portfolio managers seek to add value through stock selection and region, country and sector allocation. Region, country and sector allocations are based on rankings generated by the subadviser’s proprietary models. The portfolio managers periodically review these allocations and may adjust them based on current or anticipated market conditions or in an effort to manage risk consistent with the fund’s investment objective.

Effective May 30, 2014, the section of the Prospectus titled “More on fund management –Portfolio managers” is replaced with the following text:

At Batterymarch, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. Members of the investment team may change from time to time.

Stephen A. Lanzendorf and Christopher W. Floyd both have leadership responsibility for the day-to-day management of the fund and each is responsible for the strategic oversight of the fund’s investments. The portfolio managers focus on portfolio implementation and are primarily responsible for ensuring that the fund complies with its investment objective, guidelines and restrictions and Batterymarch’s current investment strategies.

Mr. Lanzendorf, CFA, Deputy Chief Investment Officer, has 30 years of investment experience. He joined Batterymarch in 2006. Mr. Lanzendorf was previously employed at Independence Investments LLC from 1994 to 2005 where he most recently served as director of Quantitative Strategies from 1999 to 2005. He has a B.S. and M.S. from the Massachusetts Institute of Technology.

Mr. Floyd, CFA, Senior Portfolio Manager, has 13 years of investment experience. He joined Batterymarch in 2000 as a quantitative analyst and became a portfolio manager in 2003. Prior to Batterymarch, he held responsibilities at Cigna Investment Management, Urban & Associates, Inc. and Bay State Federal Savings Bank. He holds a BA from Dartmouth College and an MBA from Cornell University.

The SAI provides information about the compensation of each portfolio manager, other accounts managed by each portfolio manager and fund shares held by each portfolio manager.

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The effectiveness of the changes described in this supplement are contingent upon the closing of the acquisition of QS Investors by Legg Mason, Inc.

Please retain this supplement for future reference.

BATX016386

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